DELAWARE GROUP
Blue Chip Fund

(various Photos demonstrating service and guidance, professional management and Goals)

service and guidance

professional management

goals



For Total Return

1997
Annual Report

A TRADITION OF SOUND INVESTING

commitment

(Photo of Keyboard)
(Photo of Illustration from Total Return Brochure)


A Commitment
To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.

        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Blue Chip
Fund's Objective

To achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

About Our Subadviser

Vantage Global Advisors, Inc., founded in 1979, is a technology-driven full-service investment management firm that uses proprietary computer software to systematically identify investment opportunities. Based in New York and an affiliate of Delaware, Vantage Global Advisors manages more than $7 billion in assets for individual and institutional investors. Mr. Wittman joined Vantage Global Advisors in 1991 and holds bachelor's and master's degrees in business administration from Indiana University. His 15 years of investment experience includes serving as a managing director at TSA Capital Management and Vice President and Manager of Quantitative Analysis at Mellon Bank.


(photo of T. Scott Wittman)

T. SCOTT WITTMAN

President and
Chief Investment Officer
Vantage Global Advisors, Inc.


total
return

December 22, 1997

                                                                       for total
                                                                         return
                                                                           1

Dear Shareholder:

During its initial fiscal year, Delaware Group's Blue Chip Fund benefited from the substantial capital appreciation available from many blue chip, large company stocks.

        Your Fund had a total return of +15.88% (based on Class A shares at net asset value) for the period from inception (February 24, 1997) through November 30, 1997, as shown below and on page 6.

        The Fund commenced operations at a time when stocks of many U.S. companies reached historic price levels. In this challenging environment, the Fund sought businesses whose stocks offered growth at a reasonable price.

        By using computer-driven quantitative analysis, developed specifically by Vantage Global Advisors - our affiliate in New York, your Fund's management built a portfolio with both growth and value characteristics. You can learn more about Vantage at its World Wide Web site: vgainvest.com.

        During 1997, our disciplined approach allowed us to take advantage of two stock market corrections: one which paralleled the Federal Reserve Board's modest springtime increase in short-term interest rates and the October sell-off that followed the devaluations of currencies in several Asian countries. At both times, the fundamental strength of the U.S. economy allowed the market to shrug off temporary setbacks and forge ahead.

        Nevertheless, Blue Chip Fund's results fell short of its benchmark, the unmanaged S&P 500 Index, as shown below. Our strict investment discipline precluded us from "joining the herd" as the market soared this past summer. During 1997, many investors focused on the top 150 companies in market capitalization even as these companies' stocks rose to price levels that were not justified by fundamental measures of value.

        When we applied quantitative analysis to many large companies, our analysis indicated that many name-brand stocks, particularly in the technology and consumer areas, offered unattractive capital appreciation prospects.


CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                        February 24, 1997
                                                       to November 30, 1997
--------------------------------------------------------------------------------
Blue Chip Fund A Class                                       +15.88%
Standard & Poor's 500 Index                                  +19.55%
Lipper Growth Fund Average (852 funds)                       +18.76%
--------------------------------------------------------------------------------
Fund and Lipper performance quoted above is based on net asset value without effect of sales charges. SEC-mandated performance information for all share classes can be found on page 6. Performance for this short time frame may not be representative of longer term results.

                                                                       for total
                                                                         return
                                                                            2


        We believe risk assessment is an important consideration in portfolio management. Vantage seeks to reduce Blue Chip Fund's risk profile through:

  o  sector and company diversification;

  o  a focus on companies with a history of profit and dividend payment, and;

  o a stock selection discipline that requires us to sell stocks that objective computer modeling shows are the Fund's least attractive holdings.

        Vantage doesn't set price targets for stocks in the Fund's portfolio. Rather, our daily computer evaluation seeks stocks with superior growth and value fundamentals. If, through fundamental comparison, the computer finds a stock with more attractive price-to-earnings ratio, higher dividend yield and better earnings expectations than a holding in the same sector, the holding is generally replaced.

        In our opinion, this approach can help limit portfolio turnover and improve decision-making by making stock selection an objective process.

        On the pages that follow, T. Scott Wittman, your Fund's portfolio manager, explains the Fund's computer-driven investment approach in detail and offers an outlook for fiscal 1998.

        Many financial professionals advise that the performance of an equity mutual fund should be judged over a period of at least several years. We believe that over time, the benefits of Blue Chip Fund's quantitative discipline will become apparent, and that it will prove a useful tool in helping you reach your long-term investment goals.

        On behalf of Delaware and Vantage, we thank you for becoming Blue Chip Fund's charter shareholders.



Sincerely,

/s/ Wayne A. Stork

Wayne Stork
Chairman


/s/ Jeffrey J. Nick

Jeffrey J. Nick
President and Chief Executive Officer

discipline

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
November 30, 1997
                                             Blue Chip Fund        S&P 500 Index
--------------------------------------------------------------------------------
Median Market Capitalization                  $6.9 billion          $6.9 billion
Number of stocks                                  117                    500
Average Stock
    Price-to-Earnings Ratio*                     18.1x                  20.7x
--------------------------------------------------------------------------------
*Based on a consensus of analysts' earnings estimates for 1998 as reported by First Call.

                                                                       for total
                                                                         return
                                                                           3

Portfolio Manager's Review

INVESTMENT STRATEGY

Blue Chip Fund's stock selection process systematically sorts and evaluates stocks of large companies with the precision of a jeweler cutting a diamond. Our computer modeling strives to create a portfolio of value that can perform well in potentially volatile market conditions.

      We begin with approximately 1,200 large capitalization U.S. companies. Through computer modeling, we then evaluate, compare and rank each based on fundamental characteristics to determine:

1) Value - measured by low price-to-earnings ratios and high dividend yields.

2) Growth - measured by many characteristics, including changes in actual and anticipated earnings.

      Each stock's performance is compared to all other stocks in its industry. We believe this analysis allows us to be as objective as possible when evaluating a stock, thereby eliminating emotion from the investment process.

STRATEGIC POSITIONING:
ANSWERING THE CALL OF OPPORTUNITY

Some economists believed the spring and early summer of 1997 was a period of emotional speculation in stocks of large U.S. companies. Alan Greenspan, the Federal Reserve Board chairman, characterized the investment environment as "irrational exuberance."

      By the third quarter of 1997, however, the outlook of many investors appeared to grow more sober. Prices of large cap stocks generally declined by more than 10%. These lower levels more accurately reflected many stocks' fundamental values, in our opinion.

QUANTITATIVE INVESTING:
--------------------------------------------------------------------------------
HARNESSING THE POWER OF TECHNOLOGY


                              --------------------
                               Universe of 1,200
                              large capitalization
                                U.S. companies.
                              --------------------


                              --------------------
                                 Computer driven
                                  quantitative
                              fundamental analysis.
                              --------------------

                              --------------------
                             Ranking of stocks based
                               on both growth and
                              value characteristics
                              ---------------------


                              ---------------------
                               117 stocks selected
                                  for portfolio
                            (As of November 30, 1997)
                              ---------------------

strategy
                                                                       for total
                                                                         return
                                                                            4


BLUE CHIP FUND'S TOP TEN HOLDINGS
--------------------------------------------------------------------------------
NOVEMBER 30, 1997

Company                            Industry                  Share of Net Assets
--------------------------------------------------------------------------------
Bristol-Myers Squibb           Pharmaceuticals                      2.4%
General Electric               Conglomerate                         2.3%
Exxon Corp.                    Oil                                  2.3%
Philip Morris Cos.             Food/Tobacco                         2.3%
Schering-Plough Corp.          Pharmaceuticals                      2.0%
Merck & Co.                    Pharmaceuticals                      1.8%
Travelers Group                Financial Services                   1.8%
Bankers Trust New York         Banking and Finance                  1.7%
AT&T Corp.                     Telecommunications                   1.6%
Procter & Gamble               Consumer Products                    1.6%
--------------------------------------------------------------------------------
Total                                                              19.8%

        Our selection process led us to many stocks in the financial sector, and as of year's end, we had a greater weighting in this sector than that of the S&P 500 Index (see page 5). This positioning served your Fund well. Bank and brokerage stock prices, in particular, benefited from the industry's attempt to offer more innovative products and services, as well as increased economies of scale through mergers, acquisitions and cost cutting.

        Bear Stearns was one of our top performers in this area. In our view, the investment banking firm's earnings benefited from providing financing solutions to established and emerging growth companies.

        Telecommunications was another sector where our objective stock selection process provided substantial fruit, particularly our purchase of AT&T Corp. In the spring of 1997, many market analysts grew pessimistic about the company's prospects because of past disappointments. AT&T's stock had been a performance laggard since the breakup of the Bell system in 1984.

        However, this high-yielding stock met our computer's objective value investment criteria. Its operations appeared to be undergoing fundamental positive change, highlighted by the replacement of its chief executive. As of November 30, AT&T was among your Fund's 10 largest holdings.

        Generally, we were underweighted in technology companies relative to the S&P 500 during our initial year because such stocks did not meet Blue Chip's investment selection criteria. However, most stocks we held, such as Microsoft Corp. and Compaq Computer Corp., did well during the period. An oversupply of computers and related products is forcing larger computer manufacturers to cut prices, negatively affecting profits at smaller technology companies.

                                                                       for total
                                                                         return
                                                                            5

                                                             (Photo of keyboard)

        A technology stock that performed below our expectations was Western Digital Inc., a manufacturer of disk drives. The company's earnings suffered throughout the year as it fell prey to competitive pressures from larger technology companies who forced it to reduce profit margins on its disk drives.

OUTLOOK

In fiscal 1997, the 150 largest companies in the S&P 500 generated more than one-third of the index's capital appreciation. While these same companies still may grow in value in 1998, we believe their capital appreciation potential is not nearly as robust as it was two to three years ago.

        By applying Blue Chip Fund's computer-driven quantitative techniques, we remain focused on stocks with growth and value characteristics, and this, in our opinion, leaves us well-positioned relative to the index. We see volatility as a mechanism that may provide rewarding investment opportunities, and our objective approach to portfolio management may allow us to capitalize on any market weakness.

        However, challenges lie ahead. Some U.S. companies do a substantial amount of business in Asia, especially technology companies. We expect that profits for these firms from the Pacific Rim will drop in 1998 as the region grapples with currency devaluation and recession.

        Our analysis also suggests, however, that the U.S. financial sector will remain attractive in 1998. Although some money center banks and insurance companies derive a portion of profits from Asia, most financial firms' prospects are tied to the domestic economy, which remains healthy. In 1997, domestic inflation was just 1.7%, interest rates were declining and the industry's profit outlook was positive.

T. SCOTT WITTMAN
Vantage Global Advisors
December 22, 1997


PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
NOVEMBER 30, 1997

                                   Blue Chip Fund                  S&P 500 Index
Financials                              15.8%                           11.6%
Basic Industry & Capital Goods          11.9%                           14.8%
Energy & Utilities                      11.2%                            8.7%
Technology                               8.3%                           17.3%
Health Care                              9.5%                           10.9%
Telecommunications                       8.2%                            6.5%
Food & Tobacco                           7.7%                            7.8%
Consumer Growth & Cyclicals              6.4%                            2.4%
Retailing                                7.3%                            9.7%
Automobiles                              3.2%                            2.3%
Media                                    3.0%                            4.3%
Transportation                           1.8%                            1.3%
Cash Equivalents                         5.7%                             --
Other                                     --                             2.4%


outlook
                                                                       for total
                                                                         return
                                                                            6

BLUE CHIP FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
TOTAL RETURN FEBRUARY 24, 1997 THROUGH NOVEMBER 30, 1997

                         Blue Chip Fund A Class          S&P 500 Index
Feb. 24 '97                     $ 9,529                      $10,000
Feb. 28 '97                     $ 9,305                      $ 9,850
Mar. '97                        $ 8,879                      $ 9,589
Apr. '97                        $ 9,249                      $10,062
May '97                         $ 9,776                      $10,680
June '97                        $10,101                      $11,063
July '97                        $10,908                      $12,863
Aug. '97                        $10,426                      $11,200
Sept. '97                       $11,009                      $11,827
Oct. '97                        $10,605                      $11,413
Nov. '97                        $11,043                      $11,955

Chart assumes a $10,000 investment on February 24, 1997, and reflects a 4.75% front-end sales charge. No distributions were made during the period. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

BLUE CHIP FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN FEBRUARY 24,1997, THROUGH NOVEMBER 30, 1997

Class A (Est. 2/24/97)
    Excluding Sales Charge                                   +15.88%
    Including Sales Charge                                   +10.43%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
    Excluding Sales Charge                                   +15.29%
    Including Sales Charge                                   +11.29%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
    Excluding Sales Charge                                   +15.29%
    Including Sales Charge                                   +14.29%

    All performance includes applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The cumulative total return for the period ending November 30, 1997, for Blue Chip Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, was +16.12%.

Voluntary fee caps equal to 1.50% of net assets for Class A shares, 2.20% for Class B and C shares and 1.20% for Institutional Class shares were in effect through November 30, 1997. Returns would have been lower without the caps.

                                                                       for total
                                                                         return
                                                                           7
    Financial Statements
    DELAWARE GROUP EQUITY FUNDS II, INC. -
    BLUE CHIP FUND
    STATEMENT OF NET ASSETS
    NOVEMBER 30, 1997
    ----------------------------------------------------------------------------
                                            NUMBER      MARKET
                                          OF SHARES      VALUE
                         -------------------------------------
    COMMON STOCK - 94.15%
    AEROSPACE & DEFENSE - 1.72%
    General Dynamics .....................     400     $34,650
    United Technologies ..................     870      65,196
                                                       -------
                                                        99,846
                                                       -------
    AUTOMOBILES & AUTO PARTS - 3.16%
    B.F. Goodrich ........................     455      20,247
    Cooper Industries ....................   1,060      54,722
    Ford Motor ...........................   2,085      89,655
    General Motors .......................     300      18,300
                                                       -------
                                                       182,924
                                                       -------
    BANKING, FINANCE & INSURANCE - 15.78%
    Allstate .............................     280      24,045
    BankBoston ...........................     770      68,626
    Bankers Trust New York ...............     825      97,814
    Bear Stearns .........................   1,350      56,025
    CIGNA ................................     265      44,321
    Chase Manhattan ......................     830      90,159
    Comerica .............................     400      34,075
    First Chicago NBD ....................     955      74,729
    H.F. Ahmanson ........................     700      41,650
    MBIA .................................     330      20,749
    Marsh & McLennan .....................     775      57,689
    NationsBank ..........................     745      44,747
    Paine Webber Group ...................     795      26,732
    SLM Holding ..........................     425      54,878
    SunAmerica ...........................     937      37,949
    Torchmark ............................     880      35,915
    Travelers Group ......................   2,040     103,020
                                                       -------
                                                       913,123
                                                       -------
    BUILDINGS & MATERIALS - 1.32%
    Armstrong World Industries  ..........     600      41,362
    Masco ................................     300      14,138
*   USG ..................................     450      21,094
                                                       -------
                                                        76,594
                                                       -------
    CABLE, MEDIA & PUBLISHING - 2.97%
    Dun & Bradstreet .....................     560      15,680
    Gannett ..............................     540      31,354
    Knight-Ridder ........................     195       9,774
    McGraw-Hill ..........................     850      58,172
    New York Times .......................     550      32,656
    Omnicom Group ........................     325      24,091
                                                       -------
                                                       171,727
                                                       -------
    CHEMICALS - 1.69%
    Dow Chemical .........................     835      82,456
    Lyondell Petrochemical ...............     600      15,262
                                                       -------
                                                        97,718
                                                       -------

                                            NUMBER      MARKET
                                          OF SHARES      VALUE
                         -------------------------------------
   COMMON STOCK (Continued)
   COMPUTERS & TECHNOLOGY - 8.33%
*  American Power Conversion .............     950     $28,916
*  Cadence Design Systems ................   2,500      63,125
   Compaq Computer .......................   1,490      93,032
   Deluxe ................................     180       6,356
   HBO ...................................     800      35,850
*  Microsoft .............................     200      28,294
*  PeopleSoft ............................     900      58,894
*  Read-Rite .............................   1,000      19,094
*  Storage Technology ....................     800      51,650
*  Sun Microsystems ......................   1,755      63,125
*  Western Digital .......................   1,670      33,713
                                                       -------
                                                       482,049
                                                       -------
    CONSUMER PRODUCTS - 5.43%
    Clorox ...............................     960      74,520
    General Electric .....................   1,790     132,012
    Maytag ...............................     425      13,733
    Procter & Gamble .....................   1,230      93,864
                                                       -------
                                                       314,129
                                                       -------
    ELECTRONICS & ELECTRICAL - 0.90%
    Tektronix ...........................      638      26,735
    Xerox ................................     325      25,248
                                                       -------
                                                        51,983
                                                       -------
    ENERGY - 8.61%
    Atlantic Richfield ...................     400      32,600
    Exxon ................................   2,160     131,760
    Helmerich & Payne ....................     600      45,637
    Occidental Petroleum .................   2,200      65,312
*   Oryx Energy ..........................   1,980      53,460
    Royal Dutch Petroleum ................     920      48,472
    Texaco ...............................   1,170      66,105
    USX-Marathon Group ...................   1,615      55,314
                                                       -------
                                                       498,660
                                                       -------
    ENVIRONMENTAL SERVICES - 1.70%
    Halliburton ..........................     870      46,926
    Honeywell ............................     785      51,417
                                                       -------
                                                        98,343
                                                       -------
    FOOD, BEVERAGE & TOBACCO - 7.65%
*   Boston Chicken .......................   1,200       9,619
    Campbell Soup ........................     260      14,560
    Coca-Cola ............................   1,020      63,750
    ConAgra ..............................     950      34,141
    Fortune Brands .......................     620      22,436
    Heinz (H.J.) .........................   1,040      52,065
    Hershey Foods ........................     575      35,291
    Philip Morris ........................   3,000     130,500
    RJR Nabisco Holdings .................   1,865      67,956

    ______________
    Top 10 holdings, representing 19.8% of net assets are in boldface.

    8 for total return

    ----------------------------------------------------------------------------

                                            NUMBER      MARKET
                                          OF SHARES      VALUE
                         -------------------------------------
    COMMON STOCK (CONTINUED)
    FOOD, BEVERAGE & TABACCO (CONTINUED)

    Universal Foods ......................     300    $ 12,450
                                                       -------
                                                       442,768
                                                       -------
    HEALTHCARE & PHARMACEUTICALS - 9.52%
    Abbott Laboratories ..................     135       8,775
*   Amgen .................................    950      48,628
    Bristol-Myers Squibb .................   1,510     141,374
*   Dura Pharmaceuticals ..................    300      13,125
*   Oxford Health Plans ...................    815      19,407
    Johnson & Johnson ....................     755      47,518
*   Lincare Holdings ......................    485      27,281
    Merck & Co. ..........................   1,130     106,856
*   PhyCor ................................  1,000      24,625
    Schering-Plough ......................   1,810     113,464
                                                       -------
                                                       551,053
                                                       -------
    INDUSTRIAL MACHINERY - 3.21%
    Caterpillar ..........................   1,270      60,881
    Deere ................................   1,135      62,212
    Ingersoll-Rand .......................   1,537      62,825
                                                       -------
                                                       185,918
                                                       -------
    LEISURE, LODGING & ENTERTAINMENT - 1.76%
    Callaway Golf ........................   1,300      41,437
*   HFS ..................................     435      29,852
*   King World Productions ...............     560      30,450
                                                       -------
                                                       101,739
                                                       -------
    METALS & MINING - 1.09%
    Phelps Dodge .........................     710      47,038
    USX-U.S. Steel Group .................     520      16,283
                                                       -------
                                                        63,321
                                                       -------
    PAPER & FOREST PRODUCTS - 0.25%
    Fort James ...........................     375      14,672
                                                       -------
                                                        14,672
                                                       -------
    RETAIL - 5.50%
*   CompUSA ..............................   1,900      69,469
    Gap ..................................     650      34,897
    Liz Claiborne ........................     500      25,125
    Ross Stores ..........................   1,030      40,428
*   Safeway ..............................   1,100      66,825
*   Staples ..............................     500      14,109
    TJX ..................................   1,960      67,620
                                                       -------
                                                       318,473
                                                       -------
    TELECOMMUNICATIONS - 8.20%
    AT&T .................................   1,700      94,987
    Ameritech ............................     940      72,439
    Bell Atlantic ........................     935      83,449
    BellSouth ............................     815      44,621
    GTE ..................................   1,210      61,181
*   PairGain Technologies ................     655      15,495
*   Tellabs ..............................   1,175      61,063
    U S WEST Communications Group ........     920      41,573
                                                       -------
                                                       474,808
                                                       -------

                                            NUMBER      MARKET
                                          OF SHARES      VALUE
                         -------------------------------------
    COMMON STOCK (Continued)
    TEXTILES, APPAREL & FURNITURE - 0.94%
    Herman Miller ........................     625     $31,641
    Johnson Controls .....................     190       8,704
*   Tommy Hilfiger .......................     365      14,326
                                                     ---------
                                                        54,671
                                                     ---------
    TRANSPORTATION & SHIPPING - 1.83%
*   AMR ..................................     245      29,691
    Brunswick ............................     680      22,737
    Tidewater ............................     405      22,705
*   UAL ..................................     360      30,600
                                                     ---------
                                                       105,733
                                                     ---------
    UTILITIES - 2.59%
    Baltimore Gas & Electric .............     185       5,677
    General Public Utilities .............   1,070      42,265
    New York State E & G .................   1,305      40,129
    Texas Utilities ......................   1,180      47,200
    Unicom ...............................     500      14,563
                                                     ---------
                                                       149,834
                                                     ---------
    Total Common Stock (cost $4,885,117)             5,450,086
                                                     ---------


                                          PRINCIPAL
                                           AMOUNT
REPURCHASE AGREEMENTS - 6.89%
With Chase Manhattan 5.68% 12/01/97
  (dated 11/28/97, collateralized by $133,000
  U.S Treasury Notes 8.25% due 7/15/98,
  market value $138,714)  .................$136,000     136,000
With J.P. Morgan Securities 5.70% 12/01/97
  (dated 11/28/97, collateralized by $83,000
  U.S Treasury Notes 5.125% due 2/28/98,
  market value $84,260 and $50,000
U.S Treasury Notes 5.125% due 4/30/98,
  market value $50,046)  .................. 131,000     131,000
  With PaineWebber 5.68% 12/01/97
  (dated 11/28/97, collateralized by $131,000
U.S Treasury Notes 6.25% due 6/30/98,
  market value $134,372)  ................. 132,000     132,000
                                                      ---------
Total Repurchase Agreements
  (cost $399,000)  ........................             399,000
                                                      ---------
                                                              for total return 9
    STATEMENT OF NET ASSETS (CONTINUED)
    ----------------------------------------------------------------------------

                                                                       Market
                                                                        Value
    TOTAL MARKET VALUE OF SECURITIES OWNED
      (cost $5,284,117) - 101.04%  ..........................        $5,849,086
    LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (1.04%)           (60,353)
                                                                     ----------
    NET ASSETS APPLICABLE TO 588,306 SHARES
    ($1 par value) OUTSTANDING - 100.00% ....................        $5,788,733
                                                                     ==========
    NET ASSET VALUE - BLUE CHIP FUND A CLASS
    ($2,272,145 / 230,715 shares) ...........................             $9.85
                                                                          =====
    NET ASSET VALUE - BLUE CHIP FUND B CLASS
    ($1,443,555 / 147,357 shares) ...........................             $9.80
                                                                          =====
    NET ASSET VALUE - BLUE CHIP FUND C CLASS
    ($239,152 / 24,406 shares) ..............................             $9.80
                                                                          =====
    NET ASSET VALUE - BLUE CHIP FUND INSTITUTIONAL CLASS
    ($1,833,881 / 185,828 shares) ...........................             $9.87
                                                                          =====
    __________________
    *Non-income producing securities for the period ended 11/30/97.

    COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
    Common stock, $1 par value, 200,000,000 shares
    authorized to the Fund with 100,000,000 shares
      allocated to Blue Chip Fund A Class, 25,000,000 shares
      allocated to Blue Chip Fund B Class, 25,000,000 shares
      allocated to Blue Chip Fund C Class and 50,000,000 shares
      allocated to Blue Chip Fund Institutional Class .......        $5,200,852
    Undistributed net investment income .....................            16,156
    Accumulated net realized gain on investments ............             6,756
    Net unrealized appreciation of investments ..............           564,969
                                                                     ----------
    Total net assets ........................................        $5,788,733
                                                                     ==========
    NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      BLUE CHIP FUND A CLASS
    Net asset value A Class (A)  ............................             $9.85
    Sales charge (4.75% of offering price, or 4.97% of amount
      invested per share) (B)  ..............................              0.49
                                                                         ------
    Offering price ..........................................            $10.34
                                                                         ======
    __________________
    (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
    (B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

    DELAWARE GROUP EQUITY FUNDS II, INC. -
    BLUE CHIP FUND
    STATEMENT OF OPERATIONS
    FOR THE PERIOD FEBRUARY 24, 1997,*
    THROUGH NOVEMBER 30, 1997
    ---------------------------------------------------------------------------
    INVESTMENT INCOME:
    Dividends .................................     $51,775
    Interest ..................................       7,660   $59,435
                                                    -------   -------
    EXPENSES:
    Management fees ...........................      18,283
    Registration fees .........................      33,319
    Dividend disbursing and transfer agent fees
      and expenses ............................      10,258
    Distribution expense ......................       8,615
    Custodian fees ............................       7,150
    Accounting fees and salaries ..............       1,587
    Directors' fees ...........................       1,018
    Reports and statements to shareholders ....         707
    Professional fees .........................         530
    Taxes (other than taxes on income) ........         330
    Other .....................................       2,372    84,169
                                                    -------   -------
    Less expenses absorbed by
      Delaware Management Company, Inc. .......               (40,890)
                                                              -------
    Total Expenses ............................                43,279
                                                              -------
    NET INVESTMENT INCOME .....................                16,156
                                                              -------
    NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS:
    Net realized gain on investment
      transactions ............................                 6,756
    Net change in unrealized appreciation of
      investments during the period ...........               564,969
                                                              -------
    NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS ..........................               571,725
                                                              -------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................              $587,881
                                                             ========
    __________________
    * Date of commencement of operations.

                             See accompanying notes
   for total return 10

    DELAWARE GROUP EQUITY FUNDS II, INC. -
    BLUE CHIP FUND
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD FEBRUARY 24, 1997,*
    THROUGH NOVEMBER 30, 1997
    ----------------------------------------------------------------------------
    INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ..........................................  $   16,156
    Net realized gain on investment transactions ...................       6,756
    Net change in unrealized appreciation
    of investments during the period ...............................     564,969
                                                                      ----------
    Net increase in net assets resulting from operations ...........     587,881
                                                                      ----------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold:
      Blue Chip Fund A Class ......................................   2,298,478
      Blue Chip Fund B Class ......................................   1,424,813
      Blue Chip Fund C Class ......................................     235,373
      Blue Chip Fund Institutional Class ..........................   1,663,671

    Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:
      Blue Chip Fund A Class ......................................          --
      Blue Chip Fund B Class ......................................          --
      Blue Chip Fund C Class ......................................          --
      Blue Chip Fund Institutional Class ..........................          --
                                                                      ----------
                                                                      5,622,335
                                                                      ----------
    Cost of shares repurchased:
    Blue Chip Fund A Class ........................................    (239,705)
    Blue Chip Fund B Class ........................................     (81,825)
    Blue Chip Fund C Class ........................................     (13,201)
    Blue Chip Fund Institutional Class ............................     (86,752)
                                                                     ----------
                                                                       (421,483)
                                                                     ----------
    Increase in net assets derived from capital share transactions    5,200,852
                                                                     ----------
    NET INCREASE IN NET ASSETS .....................................  5,788,733

    NET ASSETS:
    Beginning of period ............................................         --
                                                                     ----------
    End of period .................................................. $5,788,733
                                                                     ==========
    __________________
    * Date of commencement of operations.

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       Blue Chip Fund      Blue Chip Fund      Blue Chip Fund       Blue Chip Fund
                                                          A Class             B Class             C Class        Institutional Class
                                                     -------------------------------------------------------------------------------
                                                        2/24/97(1) To      2/24/97(1) To       2/24/97(1) To       2/24/97(1) To
                                                         11/30/97            11/30/97            11/30/97             11/30/97
Net asset value, beginning of period ................      $8.500             $8.500              $8.500               $8.500

Income from investment operations:
  Net investment income (loss)(2)  ..................       0.041             (0.009)             (0.011)               0.062
  Net realized and unrealized gain on investments ...       1.309              1.309               1.311                1.308
                                                           ------             ------              ------               ------
  Total from investment operations ..................       1.350              1.300               1.300                1.370
                                                           ------             ------              ------               ------

Net asset value, end of period ......................      $9.850             $9.800              $9.800               $9.870
                                                           ======             ======              ======               ======
Total return(3)  ....................................       15.88%            15.29%              15.29%               16.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........      $2,272             $1,444                $239               $1,834
  Ratio of expenses to average net assets ...........        1.50%              2.20%               2.20%                1.20%
  Ratio of expenses to average net assets prior
  to expense limitation .............................        2.95%              3.65%               3.65%                2.65%
  Ratio of net investment income (loss) to average
  net assets ........................................        0.69%             (0.01%)             (0.01%)               0.99%
  Ratio of net investment income (loss) to average
  net assets prior to expense limitation ............       (0.76%)            (1.46%)             (1.46%)              (0.46%)
  Portfolio turnover ................................          25%                25%                 25%                  25%
  Average commission rate paid(4) ...................     $0.0359            $0.0359             $0.0359              $0.0359

_________________________
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of Class A shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                             for total return 11

    DELAWARE GROUP EQUITY FUNDS II, INC. -
    BLUE CHIP FUND
    NOTES TO FINANCIAL STATEMENTS
    NOVEMBER 30, 1997
    ----------------------------------------------------------------------------
    Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers four series, the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund and the Quantum Fund. These financial statements and related notes pertain to Blue Chip Fund (the "Fund"). The Fund offers four classes of shares. The Blue Chip Fund A Class carries a front-end sales charge of 4.75%. The Blue Chip Fund B Class carries a back-end sales charge. The Blue Chip Fund C Class carries a level load deferred sales charge and Blue Chip Fund Institutional Class has no sales charge.

    The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

    1. Significant Accounting Policies
    The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

    Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

    Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

    Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

    Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

    Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

    Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

    Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

    DMC has entered into a sub-advisory agreement with Vantage Global Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser 0.15% of the average daily net assets paid to DMC by the Fund. The Fund does not pay any fees to the sub-adviser.

    DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1998. Total expenses absorbed by DMC for the year ended November 30, 1997, were $40,890.

    The Fund has engaged Delaware Service Company, Inc. (DSC), and Delaware Investment and Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended November 30, 1997, the Fund expensed $10,258 for dividend disbursing and transfer agent services and $1,070 for accounting services. At November 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC and DIRSI of $6,498.

    Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the Class B and C. No distribution expenses are paid by the Institutional Class. At November 30, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP of $84,850.

    For the year ended November 30, 1997, DDLP earned $7,677 for commissions on sales of the Fund A Class shares.

    Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

    3. Investments
    During the year ended November 30, 1997, the Fund made purchases of $5,563,640 and sales of $685,279 of investment securities other than U.S. government securities and temporary cash investments.

    At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $564,969 of which $685,291 related to unrealized appreciation of securities and $120,322 related to unrealized depreciation of securities. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $5,284,117.

 for total return 12

    ----------------------------------------------------------------------------
    4. Capital Stock
    Transactions in capital stock shares were as follows:

                                                                     2/24/97*
                                                                        to
                                                                     11/30/97
                                                                     --------
    Shares sold:
      Blue Chip Fund A Class ...................................     255,978
      Blue Chip Fund B Class ...................................     156,936
      Blue Chip Fund C Class ...................................      25,765
      Blue Chip Fund Institutional Class .......................     194,946

    Shares issued upon reinvestment of dividends from net
      investment income and net realized gains on
      investment transactions:
      Blue Chip Fund A Class ...................................         --
      Blue Chip Fund B Class ...................................         --
      Blue Chip Fund C Class ...................................         --
      Blue Chip Fund Institutional Class .......................         --
                                                                    --------
                                                                     633,625


                                                                     2/24/97*
                                                                        to
                                                                     11/30/97
                                                                     --------
    Shares repurchased:
    Blue Chip Fund A Class .....................................     (25,263)
    Blue Chip Fund B Class .....................................      (9,579)
    Blue Chip Fund C Class .....................................      (1,359)
    Blue Chip Fund Institutional Class .........................      (9,118)
                                                                    --------
                                                                     (45,319)
                                                                    --------
    Net Increase ...............................................     588,306
                                                                    --------
  __________________
    * Date of commencement of operations.


--------------------------------------------------------------------------------


    DELAWARE GROUP EQUITY FUNDS II, INC. -
    BLUE CHIP FUND
    REPORT OF INDEPENDENT AUDITORS
    ----------------------------------------------------------------------------
    TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
    DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND

    We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Blue Chip Fund as of November 30, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period February 24, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Blue Chip Fund at November 30, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period February 24, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

    Philadelphia, Pennsylvania
    January 5, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF BLUE CHIP FUND'S SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Blue Chip Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Group of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Group of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(PHOTO OF GLOBES)

Directors
& officers

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SUBADVISER
Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY 10111

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Blue Chip Fund Prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265



DELAWARE
GROUP
=====================
Philadelphia o London



Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copyright Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(422)
AR-143[11/97]TKO1/98




(Photo of Globes)